Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com

Caleres Reports First Quarter 2022 Results

●	Delivers record first quarter consolidated net sales of $735.1 million
●	Generates record first quarter consolidated gross profit margin of 44.5 percent
●	Achieves record first quarter consolidated net earnings of $50.5 million
●	Delivers record first quarter earnings per diluted share of $1.32
●	Repurchases approximately 701,000 shares, or nearly 2 percent of shares outstanding
●	Raises fiscal year 2022 sales and earnings per share guidance

ST. LOUIS, May 24, 2022 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of consumer-driven footwear brands, today reported financial results for the first quarter ended April 30, 2022. Caleres maintained its strong momentum from 2021, delivering its best-ever first quarter performance for sales, gross profit margins and earnings. The company recorded a 15.1 percent year-over-year sales improvement, generated 44.5 percent consolidated gross profit margin and achieved net earnings of $50.5 million. In addition, the company utilized its robust cash generation to augment inventory levels to better align with strong consumer demand, to repurchase approximately 701,000 shares of Caleres common stock and to fund its quarterly dividend.

“Caleres had an outstanding start to the year, executing at a high level and delivering record first quarter sales, gross profit margins and earnings despite significant and ongoing macro-challenges,” said Diane Sullivan, Chairman and Chief Executive Officer. “Notably, Famous extended its exceptional performance from 2021, achieving another quarter of strong gross profit margin and generating nearly $50 million in operating earnings, while strategically investing for growth. In addition, our Brand Portfolio returned to nearly full strength during the first quarter, setting the stage for a significantly improved earnings contribution in 2022. In fact, our strong product design, diverse and targeted assortments, and bold and strategic approach to inventory drove the best-ever quarterly sales and operating earnings performance for the Brand Portfolio.”

First Quarter 2022 Highlights

(13-weeks ended April 30, 2022 compared to 13-weeks ended May 1, 2021)

●	Net sales were $735.1 million, up 15.1 percent from the first quarter of fiscal 2021
‒	A 3.4 percent sales decline in the Famous Footwear segment
‒	A 46.1 percent sales increase in the Brand Portfolio segment
‒	Direct-to-consumer sales represented approximately 65 percent of total net sales

●	Gross profit was $327.0 million, while gross margin was 44.5 percent, or a 144-basis point improvement over the first quarter of 2021;
‒	A 49.2 percent gross margin in the Famous Footwear segment, or a 405-basis point improvement over the first quarter of 2021
‒	A 38.1 percent gross margin in the Brand Portfolio segment, or a 53-basis point improvement over the first quarter of 2021
●	SG&A as percentage of sales was 35.5 percent, 266-basis points higher than first quarter of fiscal 2021 due primarily to an increase in variable costs on increased sales, an increase to marketing costs and higher wages and labor costs;
●	Net earnings of $50.5 million, or earnings of $1.32 per diluted share, compared to net earnings of $6.1 million, or earnings of $0.16 per diluted share in the first quarter of fiscal 2021;
●	Trailing twelve-month adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) of approximately $320 million;
●	Inventory levels were up approximately 45 percent, year-over-year, reflecting ongoing efforts to align inventory with robust consumer demand and includes increased in-transit inventory resulting from port delays and protracted transportation time;
●	Generated $19.7 million in cash from operations; and
●	Returned $17.3 million to shareholders through dividends and share repurchases.

Capital Return Progress

During the first quarter, Caleres utilized its healthy operating cash generation to repurchase 701,000 shares of common stock, representing approximately 1.9 percent of shares outstanding, at a total cost of $14.7 million. At quarter-end, nearly 8.3 million shares remained available in the current share repurchase authorization.

"We remain optimistic about the company's long-term prospects and potential for strong cash flows," said Ken Hannah, senior vice president and chief financial officer. "We continue to view our stock as an attractive investment option and buying back shares as a prudent use of cash and expect to make ongoing purchases under the existing authorization during the remainder of 2022.”

In addition, the company paid $2.6 million in cash dividends to shareholders during the first quarter of 2022.

Future dividend declarations and share repurchases will be based on a number of factors, including business and market conditions, the company’s future financial performance and other capital priorities.

Outlook

“Looking ahead, even with ongoing supply chain challenges and persistent macro-economic headwinds, Caleres is exceptionally well-positioned to capitalize on favorable market dynamics,” said Sullivan. “As we progress through the year, we are committed to advancing our strategic priorities and have redoubled our efforts to unlock the growth opportunities identified across the enterprise. With the significant step-change achieved in the long-term cash generating potential of our diversified portfolio, coupled with our carefully defined capital return program, we are confident we can drive substantial, long-term value for our shareholders.”

Fiscal Year 2022 Outlook:

Given the strong start to the year, robust consumer demand for its brands and products and the significant structural changes implemented across its business, Caleres is raising its fiscal-year 2022 financial outlook. Specifically, the company now expects consolidated sales levels to be up between 2 percent and 5 percent when compared to fiscal year 2021 and expects earnings per diluted share to be between $4.20 and $4.40, representing another year of record or near-record earnings for the organization.

Investor Conference Call

Caleres will host an investor conference call at 5:00 p.m. ET today, Tuesday, May 24. The webcast and associated slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 1948187. A replay will be available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 1948187.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings net earnings and earnings per diluted share adjusted to exclude certain gains, charges, and recoveries, earnings before interest, taxes, depreciation and amortization, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) supply chain disruptions and inflationary pressures; (ii) the coronavirus pandemic and its adverse impact on our business operations and financial condition (iii) changing consumer demands, which may be influenced by general economic conditions and other factors; (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems; (x) the ability to accurately forecast sales and manage inventory levels; (xi) a disruption in the company’s distribution centers; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to secure/exit leases on favorable terms; (xiv) the ability to maintain relationships with current suppliers; (xv) transitional challenges with acquisitions and divestitures; (xvi) changes to tax laws, policies and treaties; (xvii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xviii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 29, 2022, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	Thirteen Weeks Ended
($ thousands, except per share data)	April 30, 2022	May 1, 2021
Net sales	$735,116	$638,636
Cost of goods sold	408,122	363,749
Gross profit	326,994	274,887
Selling and administrative expenses	260,799	243,535
Restructuring and other special charges, net	—	13,482
Operating earnings	66,195	17,870
Interest expense, net	(2,299)	(11,792)
Other income, net	3,422	3,828
Earnings before income taxes	67,318	9,906
Income tax provision	(17,333)	(3,521)
Net earnings	49,985	6,385
Net (loss) earnings attributable to noncontrolling interests	(524)	238
Net earnings attributable to Caleres, Inc.	$50,509	$6,147

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.34	$0.16

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.32	$0.16

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	April 30, 2022	May 1, 2021
ASSETS
Cash and cash equivalents	$33,717	$98,244
Receivables, net	181,551	132,698
Inventories, net	643,527	445,299
Property and equipment, held for sale	16,777	—
Prepaid expenses and other current assets	58,069	80,877
Total current assets	933,641	757,118

Lease right-of-use assets	503,393	526,011
Property and equipment, net	137,600	165,118
Goodwill and intangible assets, net	224,475	236,924
Other assets	129,189	117,652
Total assets	$1,928,298	$1,802,823

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$305,000	$200,000
Mandatory purchase obligation - Blowfish Malibu	—	45,523
Trade accounts payable	386,821	293,309
Lease obligations	118,692	133,327
Other accrued expenses	259,374	193,778
Total current liabilities	1,069,887	865,937

Noncurrent lease obligations	452,742	490,355
Long-term debt	—	198,966
Other liabilities	47,641	40,909
Total other liabilities	500,383	730,230

Total Caleres, Inc. shareholders’ equity	352,236	202,869
Noncontrolling interests	5,792	3,787
Total equity	358,028	206,656
Total liabilities and equity	$1,928,298	$1,802,823

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Thirteen Weeks Ended
($ thousands)	April 30, 2022	May 1, 2021
OPERATING ACTIVITIES:
Net cash provided by operating activities	$19,686	$70,378

INVESTING ACTIVITIES:
Purchases of property and equipment	(9,305)	(2,659)
Capitalized software	(2,345)	(1,218)
Net cash used for investing activities	(11,650)	(3,877)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	205,000	110,500
Repayments under revolving credit agreement	(190,000)	(160,500)
Dividends paid	(2,648)	(2,663)
Acquisition of treasury stock	(14,673)	—
Issuance of common stock under share-based plans, net	(3,599)	(3,501)
Contributions by noncontrolling interests, net	1,500	—
Other	—	(450)
Net cash used for provided by financing activities	(4,420)	(56,614)
Effect of exchange rate changes on cash and cash equivalents	(14)	62
Increase in cash and cash equivalents	3,602	9,949
Cash and cash equivalents at beginning of period	30,115	88,295
Cash and cash equivalents at end of period	$33,717	$98,244

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	April 30, 2022			May 1, 2021

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$50,509	$1.32		$6,147	$0.16

Charges/other items:
Brand Portfolio - business exits	—	—	—	13,482	11,927	0.31
Fair value adjustment to Blowfish purchase obligation	—	—	—	6,389	4,745	0.13
Total charges/other items	$—	$—	$—	$19,871	$16,672	$0.44
Adjusted earnings		$50,509	$1.32		$22,819	$0.60

	(Unaudited)
	Trailing Twelve Months
	April 30, 2022		May 1, 2021

	Pre-Tax	Net Earnings	Pre-Tax	Net (Loss)
	Impact of	Attributable	Impact of	Earnings
	Charges/Other	to Caleres,	Charges/Other	Attributable to
($ thousands)	Items	Inc.	Items	Caleres, Inc.

GAAP earnings (loss)		$181,381		$(87,129)

Charges/other items:
Fair value adjustment to Blowfish purchase obligation	$9,034	6,709	$27,091	20,117
Loss on early extinguishment of debt	1,011	750	—	—
Deferred tax valuation allowances	—	4,040	—	—
Brand Portfolio - business exits	—	—	28,256	25,607
Intangible asset impairment charges	—	—	23,805	17,854
COVID-19-related expenses	—	—	20,673	42,195
Vionic integration-related costs	—	—	3,436	2,552
Total charges/other items	$10,045	$11,499	$103,261	$108,325
Adjusted earnings		$192,880		$21,196

(1)

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	April 30,	May 1,	April 30,	May 1,	April 30,	May 1,	April 30,	May 1,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Net sales	$384,502	$398,104	$365,740	$250,305	$(15,126)	$(9,773)	$735,116	$638,636
Gross profit	189,234	179,815	139,299	94,003	(1,539)	1,069	326,994	274,887
Adjusted gross profit	189,234	179,815	139,299	94,003	(1,539)	1,069	326,994	274,887
Gross profit rate	49.2%	45.2%	38.1%	37.6%	10.2%	(10.9)%	44.5%	43.0%
Adjusted gross profit rate	49.2%	45.2%	38.1%	37.6%	10.2%	(10.9)%	44.5%	43.0%
Operating earnings (loss)	49,688	47,873	41,349	(2,821)	(24,842)	(27,182)	66,195	17,870
Adjusted operating earnings (loss)	49,688	47,873	41,349	10,661	(24,842)	(27,182)	66,195	31,352
Operating earnings (loss) %	12.9%	12.0%	11.3%	(1.1)%	n/m %	n/m %	9.0%	2.8%
Adjusted operating earnings (loss) %	12.9%	12.0%	11.3%	4.3%	n/m %	n/m %	9.0%	4.9%
Same-store sales % (on a 13-week basis)	(4.0)%	3.3%	66.0%	5.1%	—%	—%	—%	—%
Number of stores	887	913	83	95	—	—	970	1,008

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	April 30,	May 1,	April 30,	May 1,	April 30,	May 1,	April 30,	May 1,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Gross profit	$189,234	$179,815	$139,299	$94,003	$(1,539)	$1,069	$326,994	$274,887
Charges/Other Items:
Brand Portfolio - business exits	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted gross profit	$189,234	$179,815	$139,299	$94,003	$(1,539)	$1,069	$326,994	$274,887
Operating earnings (loss)	$49,688	$47,873	$41,349	$(2,821)	$(24,842)	$(27,182)	$66,195	$17,870
Charges/Other Items:
Brand Portfolio - business exits	—	—	—	13,482	—	—	—	13,482
Total charges/other items	—	—	—	13,482	—	—	—	13,482
Adjusted operating earnings (loss)	$49,688	$47,873	$41,349	$10,661	$(24,842)	$(27,182)	$66,195	$31,352

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended
	April 30,	May 1,
	2022	2021
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$49,985	$6,385
Net loss (earnings) attributable to noncontrolling interests	524	(238)
Net earnings attributable to Caleres, Inc.	50,509	6,147
Net earnings allocated to participating securities	(2,017)	(210)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$48,492	$5,937

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	36,209	36,707
Dilutive effect of share-based awards	467	158
Diluted common shares attributable to Caleres, Inc.	36,676	36,865

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.34	$0.16

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.32	$0.16

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended
	April 30,	May 1,
	2022	2021
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$49,985	$23,057
Net loss (earnings) attributable to noncontrolling interests	524	(238)
Adjusted net earnings attributable to Caleres, Inc.	50,509	22,819
Net earnings allocated to participating securities	(2,017)	(828)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$48,492	$21,991

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	36,209	36,707
Dilutive effect of share-based awards	467	158
Diluted common shares attributable to Caleres, Inc.	36,676	36,865

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$1.34	$0.60

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$1.32	$0.60

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND ADJUSTED EBITDA (NON-GAAP METRICS)

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	April 30, 2022	May 1, 2021
EBITDA:
Net earnings (loss) attributable to Caleres, Inc.	$181,381	$(87,129)
Income tax provision	64,893	11,336
Interest expense, net	21,437	50,601
Loss on early extinguishment of debt	1,011	—
Depreciation and amortization (1)	51,076	57,326
EBITDA	$319,798	$32,134

EBITDA margin	11.1%	1.4%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$192,880	$21,196
Income tax provision (3)	63,439	6,272
Interest expense, net (4)	12,403	23,511
Depreciation and amortization (1)	51,076	57,326
Adjusted EBITDA	$319,798	$108,305

Adjusted EBITDA margin	11.1%	4.6%

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings (loss) attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.
(4)	Excludes the fair value adjustment to the Blowfish purchase obligation, as reflected on Schedule 4.